                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(A) of the
               Securities Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             SCUDDER PATHWAY SERIES
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

[SCUDDER INVESTMENTS-SM-LOGO]

                               IMPORTANT NEWS FOR

                 SCUDDER PATHWAY SERIES PORTFOLIO SHAREHOLDERS

    While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                             QUESTIONS AND ANSWERS

Q: WHAT AM I BEING ASKED TO VOTE ON?

A: You are being asked to vote on two proposals: The election of a new Board of Trustees and the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of your Fund for the current fiscal year. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

Q: WHY AM I BEING ASKED TO VOTE ON A NEW BOARD OF TRUSTEES?

A: As part of a larger effort to restructure the Scudder Family of Funds, the Board of your Fund has voted in favor of creating a single board of trustees/directors responsible for most Scudder Funds. It is the Board's belief that this has the potential for increasing efficiency and benefiting fund shareholders. The Board also believes that a single board, responsible for overseeing most of the no-load funds advised by Scudder Kemper Investments, Inc., can more effectively represent shareholder interests. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH NOMINEE.

Q: WHEN WILL THE NEW BOARD TAKE OFFICE?

A: The new board is expected to take office immediately following the shareholder vote.

Q: ARE THERE OTHER PROPOSALS I WILL BE VOTING ON?

A: You are also being asked to ratify the selection of PricewaterhouseCoopers
    LLP as the independent accountants of your Fund for the current fiscal year. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

Q: WHOM SHOULD I CALL FOR MORE INFORMATION ABOUT THIS PROXY STATEMENT?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-603-1915.

                                                                  April 18, 2000

Dear Shareholder,

    To continue to provide you with the highest level of investment management and service, we're making some important changes to the Scudder Funds. Scudder Kemper Investments, with the strong support of your Fund's Board, is proposing a series of measures to streamline the Scudder Family of Funds. The goals are to reduce costs and make Scudder's lineup of fund offerings easier for investors to utilize and understand. We believe these proposals will benefit Scudder Fund shareholders over time. We need your participation in order to make the necessary changes.

    Along with this letter, you'll find a packet of materials that we ask you to read and, where applicable, fill out and return to us. The Q&A that begins on the front cover of the proxy statement explains the proposals we're making, why we're making them, and how they apply to your Scudder fund. The packet also contains a proxy card.

    After careful review, the members of your Fund's Board have unanimously approved each of the proposals explained in the Q&A and described in the proxy statement. THE BOARD RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL THE PROPOSALS. (Because many of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, you may receive more than one proxy card. If so, please vote each one.)

    Your vote is important to us. Once you've voted, please sign and date the proxy card and return it in the enclosed postpaid envelope; or help us save time and postage cost by voting on the Internet or by telephone -- the enclosed flyer describes how. If we do not hear from you by May 17, our proxy solicitor may contact you.

    Thank you for your response and for your continued investment in the Scudder Funds.

Respectfully,

/s/ Edmond D. Villani              /s/ Kathryn L. Quirk
Edmond D. Villani                  Kathryn L. Quirk
Chief Executive Officer            President
Scudder Kemper Investments, Inc.   Scudder Pathway Series

                             SCUDDER PATHWAY SERIES

                           --------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of each of Scudder Pathway Series: Balanced Portfolio, Scudder Pathway Series:
Conservative Portfolio and Scudder Pathway Series: Growth Portfolio (each a "Fund" and, collectively, the "Funds"), each a series of Scudder Pathway Series (the "Trust"), will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on July 13, 2000, at 3:00 p.m., Eastern time, for the following purposes:

PROPOSAL 1:  To elect Trustees of the Trust; and
PROPOSAL 2:  To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for each Fund for the Fund's current fiscal year.

    The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

    Holders of record of shares of each Fund at the close of business on April 17, 2000 are entitled to vote at the Meeting and at any adjournments thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                 By Order of the Board,

                                 /s/ John Millette

                                 John Millette
                                 Secretary

April 18, 2000

    IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                PROXY STATEMENT

                             SCUDDER PATHWAY SERIES
                            TWO INTERNATIONAL PLACE
                          BOSTON, MASSACHUSETTS 02110

                           --------------------------

                                    GENERAL

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board," the Trustees of which are referred to as the "Trustees") of Scudder Pathway Series (the "Trust") for use at the Special Meeting of Shareholders of the following series of the Trust:
Scudder Pathway Series: Balanced Portfolio, Scudder Pathway Series: Conservative Portfolio and Scudder Pathway Series: Growth Portfolio (each such series is referred to herein as a "Fund" and, collectively, the "Funds"), to be held at the offices of Scudder Kemper Investments, Inc., the investment manager to each Fund ("Scudder Kemper" or the "Investment Manager"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on July 13, 2000, at
3:00 p.m., Eastern time, and at any and all adjournments thereof (the "Meeting"). This Proxy Statement, the Notice of Meeting and the proxy card(s) are first being mailed to shareholders on or about April 18, 2000 or as soon as practicable thereafter.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Funds whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement as being taken by a Fund, although all actions are actually taken by the Trust on behalf of the applicable Fund.

                           --------------------------

    EACH FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR A FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING (800) 728-3337 OR WRITING THE FUND, C/O SCUDDER KEMPER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

BACKGROUND

    Proposal 1 in this Proxy Statement is part of a program proposed by Scudder Kemper to restructure and streamline the management and operations of the funds it advises. Scudder Kemper believes, and has advised the Board, that the consolidation of certain funds advised by it would benefit fund shareholders. Scudder Kemper has, therefore, proposed the consolidation of a number of no-load funds advised by it that Scudder Kemper believes have similar or compatible investment objectives and policies. In many cases, the proposed consolidations are designed to eliminate the substantial overlap in current offerings by the Scudder Funds and the funds offered through the AARP Investment Program (the "AARP Funds"), all of which are advised by Scudder Kemper. Consolidation plans are also proposed for other funds that have not gathered enough assets to operate efficiently and, in turn, have relatively high expense ratios. Scudder Kemper believes that these consolidations may help to enhance investment performance of funds and increase efficiency of operations. Many of the proposed consolidations are also expected to result in lower operating expenses for shareholders of acquired funds.

    As part of this restructuring, the shareholders of AARP Diversified Income with Growth Portfolio are being asked to vote on a proposal to combine their Fund into Scudder Pathway Series: Conservative Portfolio, and the shareholders of AARP Diversified Growth Portfolio are being asked to vote on a proposal to combine their Fund into Scudder Pathway Series: Growth Portfolio.

    There are currently five different Boards for the no-load funds advised by Scudder Kemper. Scudder Kemper believes, and has proposed to the boards, that creating a single board responsible for the AARP Funds and for the open-end, directly-distributed, no-load Scudder Funds would increase efficiency and benefit fund shareholders. This initiative is described in greater detail in Proposal 1 below.

                        PROPOSAL 1: ELECTION OF TRUSTEES

    At the Meeting, as part of the overall restructuring effort outlined above, shareholders of the Trust will be asked to elect nine individuals to constitute the Board of Trustees of the Trust. These individuals were nominated after a careful and deliberate selection process by the present Board of Trustees of the Trust. The nominees for election, who are listed below, include seven persons who currently serve as Independent Trustees (as defined below) of the Trust or as independent trustees/directors of other no-load funds advised by Scudder Kemper and who have no affiliation with Scudder Kemper or the American Association of Retired Persons ("AARP"). The nominees listed below are being nominated for election as trustees/directors of the AARP Funds and the open-end, directly-distributed, no-load Scudder Funds.

    Currently, five different boards of trustees are responsible for overseeing different groups of no-load funds advised by Scudder Kemper. As part of a broader restructuring effort described above, Scudder Kemper has recommended, and the Board of Trustees has agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Scudder no-load funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Funds and Scudder Kemper.

    Election of each of the listed nominees for Trustee on the Board requires the affirmative vote of a plurality of the votes cast at the Meeting, in person or by proxy. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following paragraphs and table set forth information concerning the nominees and the Trustees not standing for re-election. Each nominee's or Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following paragraphs and table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.

NOMINEES FOR ELECTION AS TRUSTEES:

HENRY P. BECTON, JR. (56)

    Henry P. Becton, Jr. is president of the WGBH Educational Foundation, producer and distributor of public broadcasting programming and educational and interactive software. He graduated from Yale University in 1965, where he was elected to Phi Beta Kappa. He received his J.D. degree CUM LAUDE from Harvard Law School in 1968. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy, and the Massachusetts Corporation for Educational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the Dean's Council of Harvard University's Graduate School of Education, and the Massachusetts Bar. Mr. Becton has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1990.

LINDA C. COUGHLIN (48)*

    Linda C. Coughlin, a Managing Director of Scudder Kemper, is head of Scudder Kemper's U.S. Retail Mutual Funds Business. Ms. Coughlin joined Scudder Kemper in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, service and operations of Scudder Kemper retail businesses in the United States, which include the Scudder, Kemper, AARP, and closed-end fund families, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional Marketing Director in the retail banking division of Citibank and at the American Express Company as Director of Consumer Marketing for the mutual fund group.
Ms. Coughlin received a B.A. degree in economics (summa cum laude) from Fordham University. Ms. Coughlin has served on the boards of various funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1996.

DAWN-MARIE DRISCOLL (53)

    Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. Ms. Driscoll was recently named 1999 "Fund Trustee of the Year" by Fund Directions, a publication of Institutional Investor, Inc. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and

Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and General Counsel of Filene's, the Boston-based department store chain.
Ms. Driscoll received a B.A. from Regis College, a J.D. from Suffolk University Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honorary) from Bentley College Graduate School of Business. Ms. Driscoll has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1987.

EDGAR R. FIEDLER (70)

    Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Conference Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996.
Mr. Fiedler's business experience includes positions at Eastman Kodak in Rochester (1956-59), Doubleday and Company in New York City (1959-60), and Bankers Trust Company in New York City (1960-69). He also served as Assistant Secretary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler graduated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia University Graduate School of Business. From 1990 to 1991, he was the Stephen Edward Scarff Distinguished Professor at Lawrence University in Wisconsin.
Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, Brazil Fund, and PEG Capital Management, Inc. He is currently a Trustee of the Trust and has served as a board member of various mutual funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1984.

KEITH R. FOX (46)

    Keith R. Fox is the managing partner of the Exeter Group of Funds, a series of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976, and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies.
Mr. Fox has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1996.

JOAN EDELMAN SPERO (55)

    Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural Affairs under President Clinton. From 1981 to 1993, she was an executive at the American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on Foreign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1998.

JEAN GLEASON STROMBERG (56)

    Ms. Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office before Congress and elsewhere on issues involving banking, securities, securities markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C. law office of Fulbright and Jaworski, a national law firm. She served as Associate Director of the Securities and Exchange Commission's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Finance from 1972 to 1977. Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Association, the funding vehicle for American Bar Association-sponsored retirement plans.
Ms. Stromberg serves on the Wellesley College Business Leadership Council and the Council for Mutual Fund Director Education at Northwestern University Law School and was a panelist at the Securities and Exchange Commission's Investment Company Director's Roundtable.

Ms. Stromberg has served as a board member of the AARP Investment Program Funds since 1997.

JEAN C. TEMPEL (56)

    Jean C. Tempel is a venture partner for Internet Capital Group, a strategic network of Internet partnership companies whose principal offices are in Wayne, Pennsylvania. Ms. Tempel concentrates on investment opportunities in the Boston area. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/securities processing systems, most recently as Chief Operations Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture company. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision, Inc., Marathon Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensselaer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1994.

STEVEN ZALEZNICK (45)*

    Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans. Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association.

TRUSTEES NOT STANDING FOR RE-ELECTION:

                                     PRESENT OFFICE WITH THE TRUST;
                                   PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE)                                 AND DIRECTORSHIPS
----------                         ----------------------------------
Rosita P. Chang (45).............  Trustee; Professor of Finance,
                                   University of Hawaii. Dr. Chang
                                   serves on the boards of an
                                   additional 3 trusts or
                                   corporations whose funds are
                                   advised by Scudder Kemper.
J.D. Hammond (66)................  Trustee; Dean Emeritus, Smeal
                                   College of Business
                                   Administration, Pennsylvania State
                                   University. Dr. Hammond serves on
                                   the boards of an additional 3
                                   trusts or corporations whose funds
                                   are advised by Scudder Kemper.
Richard M. Hunt (73).............  Trustee; University Marshall and
                                   Senior Lecturer, Harvard
                                   University. Mr. Hunt serves on the
                                   boards of an additional 2 trusts
                                   or corporations whose funds are
                                   advised by Scudder Kemper.
Peter B. Freeman (67)............  Trustee; Corporate Director and
                                   Trustee. Mr. Freeman serves on the
                                   boards of an additional 13 trusts
                                   or corporations whose funds are
                                   advised by Scudder Kemper.

------------------------

* Nominee or Trustee considered by the Trust and its counsel to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust, Scudder Kemper or AARP because of his or her employment by Scudder Kemper or AARP, and, in some cases, holding offices with the Trust.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

    A fund's board is responsible for the general oversight of fund business. The board that is proposed for shareholder voting at the Meeting is comprised of two individuals who are considered "interested" Trustees, and seven individuals who have no affiliation with Scudder Kemper or AARP and who are called "independent" Trustees (the "Independent Trustees"). The Securities and Exchange Commission (the "SEC") has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. On the proposed Board of Trustees, if approved by shareholders, nearly 78% will be Independent Trustees. The Independent Trustees have been nominated solely by the current Independent Trustees of the Trust, a practice also favored by the SEC. The Independent Trustees have primary responsibility for assuring that the Trust is managed in the best interests of its shareholders.

    The Trustees meet several times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 1999, the Trustees conducted over ten meetings to deal with fund issues (including committee and subcommittee meetings and special meetings of the Independent Trustees). Furthermore, the Independent Trustees review any fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the funds' independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholder servicing issues.

    The Board of the Trust has an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below. In addition, the Board has an Executive Committee and a Valuation Committee.

AUDIT COMMITTEE

    The Audit Committee reviews with management and the Funds' independent public accountants, among other things, the scope of the audit and the internal controls of each Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Funds to the Board, reviews the independence of such firm and, in general, considers and reports to the

Board on matters regarding each Fund's accounting and financial reporting practices.

    As suggested by the Advisory Group Report, the Trust's Audit Committee is comprised of only Independent Trustees (all of whom serve on the committee), meets privately with the independent accountants of each series of the Trust, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the committee's duties and powers.

COMMITTEE ON INDEPENDENT TRUSTEES

    The Board of Trustees of the Trust has a Committee on Independent Trustees, comprised of all of the Independent Trustees, charged with the duty of making all nominations of Independent Trustees, establishing Trustees' compensation policies, retirement policies and fund ownership policies, reviewing Trustees' affiliations and relationships annually, and periodically assessing and reviewing evaluations of the Board of Trustees' effectiveness.

ATTENDANCE

    As noted above, the Trustees conducted over ten meetings in calendar year 1999 to deal with fund matters, including various committee and subcommittee meetings and special meetings of the Independent Trustees. The full Board of Trustees of the Trust met six times and the Audit Committee met one time during calendar year 1999. The Independent Trustees held four special meetings during that period. Each then current Trustee attended 100% of the total meetings of the full Board, Audit Committee and Committee on Independent Trustees on which he or she served as a regular member that were held during calendar year 1999.

                                    OFFICERS

    The following persons are officers of the Trust:

                                                                  YEAR FIRST
                               PRESENT OFFICE WITH THE TRUST;       BECAME
                                  PRINCIPAL OCCUPATION OR             AN
NAME (AGE)                             EMPLOYMENT(1)              OFFICER(2)
----------                   ----------------------------------   ----------
Kathryn L. Quirk (47).....   President and Assistant Secretary;   1997
                             Managing Director of Scudder
                             Kemper

Benjamin W. Thorndike        Vice President; Managing Director    1996
(43)......................   of Scudder Kemper

Ann M. McCreary (43)......   Vice President; Managing Director    1998
                             of Scudder Kemper

John Millette (37)........   Vice President and Secretary; Vice   1999
                             President of Scudder Kemper

John R. Hebble (41).......   Treasurer; Senior Vice President     1998
                             of Scudder Kemper

Caroline Pearson (38).....   Assistant Secretary; Senior Vice     1997
                             President of Scudder Kemper;
                             Associate, Dechert Price & Rhoads
                             (law firm) 1989 to 1997

------------------------

(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Trust.

COMPENSATION OF TRUSTEES AND OFFICERS

    The Trust does not directly pay any Trustee an annual Trustee's fee or fees for Board and committee meetings attended. The Independent Trustees receive payment for service on the Trust's Board from certain of the underlying funds in which a Fund invests (each an "Underlying Fund," together, the "Underlying Funds") pursuant to a special servicing agreement which provides that, subject to certain limitations, the Underlying Funds assume all expenses of the Trust. Each Independent Trustee receives an annual Trustee's fee of $2,000 per Fund, and a fee of $200 per Fund for attending each Board meeting, Audit Committee meeting or other meeting held for the purpose of considering arrangements between the Trust and Scudder Kemper, or any of its affiliates. Each Independent Trustee also receives $100 per Fund for all other committee meetings attended. The newly-constituted Board may determine to change its compensation structure.

    The Independent Trustees of the Trust are not entitled to benefits under any pension or retirement plan. A one-time benefit will be provided to those Independent Trustees who have volunteered to leave the Board in order to facilitate the nomination of a consolidated board. Inasmuch as Scudder Kemper will also benefit from the administrative efficiencies of a consolidated board, Scudder Kemper has agreed to pay one-half of the cost of this benefit. The remaining portion, equal to $5,017 per Trustee, will be allocated to each Fund and paid by the Underlying Funds pursuant to a special servicing agreement.

    Scudder Kemper supervises the Trust's investments and pays the compensation and certain expenses of its personnel who serve as officers of the Trust. Each Underlying Fund pays Scudder Kemper a fee for its services to the Underlying Fund. Several of the Trust's officers are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm by Underlying Funds, although the Trust does not make any direct payments to them.

    The following Compensation Table provides in tabular form the following data:

    COLUMN (1) All Trustees who receive compensation for service on the Board of Trustees of the Trust.

    COLUMN (2) Aggregate compensation received by each Trustee of the Trust during calendar year 1999.

    COLUMN (3) Total compensation received by each Trustee from funds managed by Scudder Kemper (collectively, the "Fund Complex") during calendar year 1999.

COMPENSATION TABLE

                                                AGGREGATE         TOTAL COMPENSATION
                                               COMPENSATION        FROM FUND COMPLEX
TRUSTEE                                     (NUMBER OF SERIES)      PAID TO TRUSTEE
-------                                     ------------------    -------------------
Rosita P. Chang.........................    $8,600 (3 series)     $ 59,907 (21 funds)
J.D. Hammond............................    $8,600 (3 series)     $ 59,907 (21 funds)
Richard M. Hunt.........................    $8,200 (3 series)     $ 39,563 (14 funds)
Edgar R. Fiedler........................    $8,200 (3 series)     $ 73,230 (29 funds)*
Peter B. Freeman........................    $8,600 (3 series)     $179,783 (46 funds)

------------------------

* Mr. Fiedler's total compensation includes $9,900 accrued, but not received, through a deferred compensation program for serving on the Board of Directors of Scudder Fund, Inc.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE
                               FOR EACH NOMINEE.

     PROPOSAL 2: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                  ACCOUNTANTS

    The Board of the Trust, including a majority of the Independent Trustees, has selected PricewaterhouseCoopers LLP to act as independent accountants of each Fund for the Fund's current fiscal year. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

 THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE IN
                           FAVOR OF THIS PROPOSAL 2.

                             ADDITIONAL INFORMATION

GENERAL

    The cost for each Fund of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph will be paid by Scudder Kemper. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder Kemper Investments, Inc., at the address for each Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares entitled to be cast of the Trust (for a Trust-wide vote) or a Fund (for a Fund-by-Fund vote) shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter requiring a Trust-wide or a Fund-by-Fund vote will require, respectively, the affirmative vote of the holders of a majority of the Trust's or Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Trust voting at the Meeting. Approval of Proposal 2 requires the affirmative vote of a majority of the shares of each Fund voting at the Meeting.

    Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on the vote for Proposal 1 and will have the effect of a "no" vote on Proposal 2. Shareholders of the Trust will vote together on Proposal 1 and shareholders of each Fund will vote separately with respect to Proposal 2.

    Holders of record of the shares of each Fund at the close of business on April 17, 2000 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. As of March 20, 2000, there were 20,313,043 shares of Scudder Pathway Series:
Balanced Portfolio outstanding, 2,348,540 shares of Scudder Pathway Series:
Conservative Portfolio outstanding and 7,315,853 shares of Scudder Pathway
Series: Growth Portfolio outstanding.

    To the best of the Trust's knowledge, as of January 31, 2000, no person owned beneficially more than 5% of any Fund's outstanding shares, except that as of January 31, 2000, 435,501 shares in the aggregate, or 6.17% of the outstanding shares of Scudder Pathway Series: Growth Portfolio were held in the name of Scudder Kemper Investments, Trustee for Ziff-Davis Retirement and Savings Plan, 1 Park Avenue, New York, NY 10016, who may be deemed to be the beneficial owner of certain of these shares.

    Appendix 1 hereto sets forth the number of shares of each series of the Trust owned directly or beneficially by the Trustees of the Trust, by the President of the Trust and by the nominees for election.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $74,429. As the

Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 800-603-1915. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

PRINCIPAL UNDERWRITER

    Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, is the principal underwriter for each Fund.

PROPOSALS OF SHAREHOLDERS

    Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Kemper Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

    No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/ or each Fund.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 By Order of the Board,

                                 /s/ John Millette

                                 John Millette
                                 Secretary

                                   APPENDIX 1

                   FUND SHARES OWNED BY NOMINEES AND TRUSTEES

    Many of the nominees and Trustees own shares of the series of the Trust and of other funds in the Scudder Family of Funds and AARP Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for the Trust's President and each nominee and Trustee, the number of shares owned in each series of the Trust as of January 31, 2000. The information as to beneficial ownership is based on statements furnished to the Trust by its President and each nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each nominee's and Trustee's individual shareholdings of any series of the Trust constitute less than 1% of the outstanding shares of such fund. As a group, the Trustees and officers own less than 1% of the shares of any series of the Trust.

                              SCUDDER                SCUDDER             SCUDDER
                          PATHWAY SERIES:        PATHWAY SERIES:     PATHWAY SERIES:
NAME                   CONSERVATIVE PORTFOLIO   BALANCED PORTFOLIO   GROWTH PORTFOLIO
----                   ----------------------   ------------------   ----------------
Henry P. Becton,
  Jr. (1)............        166(5)                 363(7)               291(9)
Rosita P. Chang
  (3)................           0                      0                   0
Linda C. Coughlin
  (1)................           0                      0                   0
Dawn-Marie
  Driscoll (1).......          82                     72                   58
Edgar R. Fiedler
  (1)................          501                     0                   0
Keith R. Fox (1).....           0                      0                   0
Peter B. Freeman
  (1)................           0                    1,975                 0
J. D. Hammond (1)....           0                      0                   0
Richard M. Hunt
  (4)................           0                      0                   0
Kathryn L. Quirk
  (2)................           0                      0                   0
Joan Edelman
  Spero (2)..........          83                     73                   58
Jean Gleason
  Stromberg (2)......           0                      0                   0
Jean C. Tempel (1)...           0                      0                   0
Steven Zaleznick
  (4)................           0                      0                   0
All Trustees and
  Officers as a
  Group..............        832(6)                2,483(8)             407(10)

------------------------

(1) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

(2) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

(3) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $10,000 and $50,000.

(4) Total aggregate holdings in each series of the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

(5) Mr. Becton's shares in Scudder Pathway Series: Conservative Portfolio are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(6) As a group, as of January 31, 2000, the Trustees and officers of Scudder Pathway Series: Conservative Portfolio held 666 shares with sole voting and investment power and 166 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(7) Mr. Becton's shares in Scudder Pathway Series: Balanced Portfolio are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(8) As a group, as of January 31, 2000, the Trustees and officers of Scudder Pathway Series: Balanced Portfolio held 2,120 shares with sole voting and investment power and 363 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(9) Mr. Becton's shares in Scudder Pathway Series: Growth Portfolio are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

(10) As a group, as of January 31, 2000, the Trustees and officers of Scudder Pathway Series: Growth Portfolio held 116 shares with sole voting and investment power and 291 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

    For more information, please call Shareholder Communications
    Corporation, your Fund's information agent at 1-800-603-1915.

                                                                      SD Pathway

                                              FORM OF PROXY


                       [LOGO]                                              YOUR VOTE IS IMPORTANT!
                     [ADDRESS]
                                                                             VOTE TODAY BY MAIL,
                                                                      TOUCH-TONE PHONE OR THE INTERNET
                                                                      CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                                      LOG ON TO WWW.PROXYWEB.COM/XXXXX

     *** CONTROL NUMBER: XXX XXX XXX XXX XX ***          PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

[FUND]


PROXY             SPECIAL MEETING OF SHAREHOLDERS - JULY 13, 2000


     The undersigned hereby appoints John Millette, Kathryn L. Quirk and John R. Hebble, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of
Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc.,
Two International Place, Boston, MA 02110, on July 13, 2000 at 3:00 p.m., Eastern time, and at any adjournments thereof.

                                                              PLEASE SIGN AND RETURN PROMPTLY IN THE
                                                              ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED.

                                                              Dated ____________________________, 2000

                                                              PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
                                                              APPEAR. WHEN SIGNING AS AN ATTORNEY,
                                                              EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                                              GUARDIAN, PLEASE GIVE YOUR FULL TITLE
                                                              AS SUCH.

                                                              ----------------------------------------------------
                  [NAME]
                  [ADDRESS]
                                                              ----------------------------------------------------
                                                                         SIGNATURE(S) OF SHAREHOLDER(S)







                       [LOGO]                                              YOUR VOTE IS IMPORTANT!
                     [ADDRESS]
                                                                             VOTE TODAY BY MAIL,
                                                                      TOUCH-TONE PHONE OR THE INTERNET
                                                                      CALL TOLL FREE 1-XXX-XXX-XXXX OR
                                                                      LOG ON TO WWW.PROXYWEB.COM/XXXXX

                        PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

         ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO
INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED
FOR APPROVAL OF THE PROPOSALS.

THE PROXY IS  SOLICITED  ON BEHALF OF THE BOARD OF THE FUND.  THE BOARD OF
TRUSTEES/DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.

                                PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                                   FOR ALL        WITHHOLD
                                                                   NOMINEES       AUTHORITY TO
                                                                   LISTED         VOTE FOR ALL
                                                                   (EXCEPT AS     NOMINEES LISTED
                                                                   NOTED IN
                                                                   SPACE
                                                                   PROVIDED)
PROPOSAL 1
To elect Trustees/Directors to hold office until their respective            /  /           /  /
successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:
(01) Henry P. Becton, Jr. (02) Linda C. Coughlin (03) Dawn-Marie Driscoll (04)
Edgar R. Fiedler (05) Keith R. Fox (06) Joan Edelman Spero (07) Jean Gleason
Stromberg (08) Jean C. Tempel (09) Steven Zaleznick

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

-----------------------------------------------------------------------------

PROPOSAL 2                                                                  FOR            AGAINST           ABSTAIN
----------
To ratify the selection of PricewaterhouseCoopers LLP as the Fund's         /  /           /  /              /  /
independent accountants for the current fiscal year.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING
AND ANY ADJOURNMENTS THEREOF.

                                       PLEASE SIGN ON REVERSE SIDE
